UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007 (December 13, 2007)

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective December 13, 2007, the Board of Directors of BJ’s Wholesale Club, Inc. approved the following amendments to the company’s By-laws:

•

Section 2.6 (“Action by Vote”) was amended to provide that in an uncontested election of directors, a nominee will be elected if the votes cast “for” such nominee exceed the votes cast “against” such nominee. In the case of a contested election, directors shall continue to be elected by a plurality of the votes cast.

•	Section 7 (“Capital Stock”) and Section 8 (“Transfer of Shares of Stock”) were amended to more explicitly address uncertificated shares.

The full text of the amendments is included in the exhibit filed herewith and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3(ii).1	By-laws of BJ’s Wholesale Club, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2007	BJ’S WHOLESALE CLUB, INC.

	By:	/s/ Frank D. Forward
Frank D. Forward Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3(ii).1	By-laws of BJ’s Wholesale Club, Inc., as amended.